UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 25,2011

ASHERXINO CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE 000-1096593-0962072(State or jurisdiction of
incorporation)(Commission File Number)(I.R.S. Employer
Identification No.)5847 San Felipe Street, 17th Floor
Houston, TX  77002
(Address of principal executive offices)
713-413-3345
(Registrant? telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

?Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
?Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
?Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
?Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors and Certain Officers

Resignation of Bayo Odunga as CEO and Board Member

Effective May 23, 2011 Bayo Odunga has resigned as a member of the Board of Directors (the Board and CEO of Asherxino Energy Corp. (the Company), for personal reasons.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  ASHERXINO CORPORATION.Date: May 25, 2011  By:    Michael Hinton

                                                                                              Michael Hinton President